TRANSAMERICA
BUSINESS CREDIT LETTERHEAD
                                            Transamerica Business Credit
                                            Technology Finance Division
                                            76 Batterson Park Road
                                            Farmington, CT 06032
                                            (860) 677-6466
                                            (860) 677-6766 Fax





June 3, 1997



Mr. W. Bradford Smith
Vice President of Finance
Focal Inc.
4 Maguire Road
Lexington, MA 02173

Re: CUSTOMER NO. 1043-001N AND 1043-001S

Dear Brad:

We would like to thank you for choosing Transamerica Business Credit Corporation (TBCC) - Technology Finance Division for your recent refinancing. For your files, we have enclosed copies of the various documents executed by your organization in connection with the above referenced transactions. These documents have been executed by Transamerica and should be retained by you in a safe place.

Invoices will be sent to you on a monthly basis, with your payments due on the first day of each month. THE REMITTANCE ADDRESS FOR PAYMENT IS 9399 WEST HIGGINS ROAD, SUITE 600, ROSEMONT, ILLINOIS 60018. Please indicate your customer number on the face of your check.

Please be advised that you are responsible for the appropriate property tax filing. Proof of filing and payment of property tax should be provided to TBCC annually. All future payments should be made on or before the due date indicated on each invoice. Payments arriving after ten days of the due date will be subject to a 5% late charge. All remittances should be sent to the above mentioned address.

We appreciate having been given the opportunity to serve you and we look forward to do so again, in the future. Should you have any questions on your account, please contact our Lease Administration Department at 860-677-6466 and we will be delighted to assist you.

Very truly yours,

Transamerica Business Credit
  Corporation


/s/ Laura M. Robbins

Laura M. Robbins
Lease Administrator

encls.

                       MASTER LOAN AND SECURITY AGREEMENT


              THIS AGREEMENT dated as of April 18, 1997, is made by Focal, Inc. (the "Borrower"), a Delaware corporation having its principal place of business and chief executive office at 4 Maguire Road, Lexington, MA 02173, in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

         WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

         WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

         SECTION 1.     DEFINITIONS.
                       ------------

         As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

Agreement shall mean this Master Loan and Security Agreement together with
---------
all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.



Applicable Law shall mean the laws of the State of Illinois (or any other
--------------
jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Business Day shall mean any day other than a Saturday, Sunday, or public
------------
holiday or the equivalent for banks in New York City.

Code shall have the meaning specified in Section 8(d).
----

Collateral shall have the meaning specified in Section 2.
----------

Effective Date shall mean the date on which all of the conditions specified
--------------
in Section 3.3 shall have been satisfied.

Equipment shall have the meaning specified in Section 2.
---------

Event of Default shall mean any event specified in Section 7.
----------------

Financial Statements shall have the meaning specified in Section 6.1.
--------------------

GAAP shall mean generally accepted accounting principles in the United
----
States of America, as in effect from time to time.

Loans shall mean the loans and financial accommodations made by the Lender
-----
to the Borrower in accordance with the terms of this Agreement and the Notes.

Loan Documents shall mean, collectively, this Agreement, the Notes, and all
--------------
other documents, agreements, certificates, instruments, and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

Material Adverse Change shall mean, with respect to any Person, a material
-----------------------
adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Material Adverse Effect shall mean, with respect to any Person, a material
-----------------------
adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Note shall mean each Promissory Note made by the Borrower in favor of the
----
Lender, as amended, supplemented, or otherwise modified from time to time, in each case substantially in the form of Exhibit B.

Obligations shall mean all indebtedness, obligations, and liabilities of
-----------
the Borrower under the Notes and under this Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees, and all other professionals' fees), costs, expenses, taxes, or otherwise.

Permitted Liens shall mean such of the following as to which no
---------------
enforcement, collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Equipment which do not materially impair either the use of the Equipment in the operation of the business of the Borrower or the value of the Equipment; and (d) attachment or judgment liens that do not constitute an Event of Default.

Person shall mean any individual, sole proprietorship, partnership, joint
------
venture, trust, unincorporated organization, association, corporation, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

Schedule shall mean each Schedule in the form of Schedule A hereto
--------
delivered by the Borrower to the Lender from time to time.

Solvent means, with respect to any Person, that as of the date as to which
-------
such Person's solvency is measured:

         (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;


         (b)  it has sufficient capital to conduct its business; and

         (c)  it is able generally to meet its debts as they mature.

Taxes shall have the meaning specified in Section 5.5.
-----

         SECTION 2.     CREATION OF SECURITY INTEREST; COLLATERAL.  The
Borrower hereby         -----------------------------------------
assigns and grants to the Lender a continuing general, first priority lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. The Collateral consists of all tenant improvements and equipment set forth on all the Schedules delivered from time to time under the terms of this Agreement (the "Equipment"), together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance and all manuals, blueprints, know-how, warranties, and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers, or others in connection therewith, and together with all substitutes for any of the foregoing.

         SECTION 3.     THE CREDIT FACILITY.
                        --------------------
              SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $100,000.00, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its sole discretion, determines that the applicable conditions for borrowing contained in Sections 3.3 and
3.4 are satisfied. The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of April 10, 1997 and attached hereto as Exhibit C (the "Commitment Letter").

              SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower shall not directly or indirectly use any proceeds of the Loans, or cause, assist, suffer, or permit the use of any proceeds of the Loans, for any purpose other than for the purchase, acquisition, installation, or upgrading of Equipment or the reimbursement of the Borrower for its purchase, acquisition, installation, or upgrading of Equipment.

              SECTION 3.3.  CONDITIONS TO INITIAL LOAN.

         (a) The obligation of the Lender to make the initial Loan is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

                   (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statement naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem necessary or desirable;

                   (ii) Uniform Commercial Code financing statements (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptable for filing in all jurisdictions that the Lender deems necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdictions that the Lender deems necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Equipment related to such initial Loan;

                   (iii) a Note duly executed by the Borrower evidencing the amount of such Loan;

                   (iv)  certificates of insurance required under Section
         5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

                   (v) a copy of the resolutions of the Board of Directors of the Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying
         (A) that the copy of the resolutions is true, complete, and accurate, that such resolutions have not been amended or modified since the date of such certification and are in full force and effect and (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party; and

                   (vi) such other agreements and instruments as the Lender deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

         (b) There shall be no pending or, to the knowledge of the Borrower after due inquiry, threatened litigation, proceeding, inquiry, or other action (i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or thereby or (ii) which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of the Lender.

         (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date.

         (d) The security interests in the Equipment related to the initial Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens.

              SECTION 3.4. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan is subject to the satisfaction of the following conditions precedent:

         (a) the Lender shall have received the documents, agreements, and instruments set forth in Section 3.3(a)(i) through (v) applicable to such Loan, each in form and substance satisfactory to the Lender and its counsel and each dated the date of such Loan or as of an earlier date acceptable to the Lender;

         (b) the Lender shall have received a Schedule of the Equipment related to such Loan, in form and substance satisfactory to the Lender and its counsel, and the security interests in such Equipment related to such Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens;

         (c) all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

         (d) no Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

         (e) the Borrower shall be deemed to have hereby reaffirmed and ratified all security interests, liens, and other encumbrances heretofore granted by the Borrower to the Lender.

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         SECTION 4.     THE BORROWER'S REPRESENTATIONS AND WARRANTIES.
                        ----------------------------------------------

              SECTION 4.1. GOOD STANDING; QUALIFIED TO DO BUSINESS. The Borrower (a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

              SECTION 4.2. DUE EXECUTION, ETC. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority, (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

              SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

              SECTION 4.4. NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

              SECTION 4.5. NO DEFAULTS. The Borrower is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

              SECTION 4.6. COLLATERAL LOCATIONS. On the date hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

              SECTION 4.7. NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

              SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

              SECTION 4.9. PERFECTION AND PRIORITY OF SECURITY INTEREST. This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected first priority and exclusive security interest in the Collateral, securing the payment of all the Obligations.

              SECTION 4.10.  ACCURACY AND COMPLETENESS OF INFORMATION.
All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

         SECTION 5.     COVENANTS OF THE BORROWER.
                        --------------------------
              SECTION 5.1. EXISTENCE, ETC. The Borrower shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

              SECTION 5.2. NOTICE TO THE LENDER. As soon as possible, and in any event within five days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate, (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower, (c) the occurrence of any Material Adverse Change with respect to the Borrower, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

              SECTION 5.3.  MAINTENANCE OF BOOKS AND RECORDS.  The
Borrower will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at any time and from time to time during normal business hours, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

              SECTION 5.4. INSURANCE. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, and covering such risks as are at all times satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies.
Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give
                                        6
acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies.

              SECTION 5.5. TAXES. The Borrower will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

              SECTION 5.6. BORROWER TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

              SECTION 5.7. NO CHANGE OF LOCATION, STRUCTURE, OR IDENTITY. The Borrower will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or (b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender
(i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.

              SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family, or household purposes. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral. The Borrower shall keep all of the Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, and will make all repairs and replacements when and where necessary and practical. The Borrower will not waste or destroy the Equipment or any part thereof, and will not be negligent in the care or use thereof.

              SECTION 5.9. FURTHER ASSURANCES. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the

Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

              SECTION 5.10. NO DISPOSITION OF COLLATERAL. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens which are junior to the lien and security interest of the Lender, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

              SECTION 5.11. NO LIMITATION ON LENDER'S RIGHTS. The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

              SECTION 5.12. PROTECTION OF COLLATERAL. Upon notice to the Borrower (provided that if no Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

              SECTION 5.13. DELIVERY OF ITEMS. The Borrower will promptly (but in no event later than one Business Day) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender.

              SECTION 5.14. SOLVENCY. The Borrower shall be and remain Solvent at all times.

              SECTION 5.15.  FUNDAMENTAL CHANGES.  The Borrower shall not
(a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender) or
(b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without the Lender's prior written consent which shall not be unreasonably withheld.

              SECTION 5.16. ADDITIONAL REQUIREMENTS. The Borrower shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request.

         SECTION 6.     FINANCIAL STATEMENTS.  Until the payment and
                        ---------------------

satisfaction in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

              SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

              SECTION 6.2. QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

         SECTION 7.     EVENTS OF DEFAULT.  The occurrence of any of the
                        -----------------
following events shall constitute an Event of Default hereunder:

              (a) the Borrower shall fail to pay within five days of when due any amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

              (b) any representation or warranty made or deemed made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made;

              (c) the Borrower shall fail to perform or observe (i) any of the terms, covenants or agreements contained in Sections 5.4, 5.7, 5.10, 5.14, or
5.15 hereof or (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section 7) and such failure remains unremedied for the earlier of fifteen days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

              (d) any provision of any Loan Document to which the Borrower is a party shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state;

              (e) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

              (f) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

              (g) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

              (h) the Borrower shall default in (i) the payment of principal or interest on any indebtedness in excess of $50,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity;

              (i)  the Borrower suffers or sustains a Material Adverse Change;

              (j) any tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within five Business Days;

              (k) any judgment which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

              (l) any material covenant, agreement, or obligation, as determined in the sole discretion of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

              (m) there is a change other than a change which results from a sale of equity securities to investors in more than 50% of the ownership of any equity interests of the Borrower on the date hereof or more than 35% of such interests become subject to any contractual, judicial or statutory lien, charge, security interest, or encumbrance.

         SECTION 8.     REMEDIES.  If any Event of Default shall have occurred
                        --------
and be continuing:

              (a) The Lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

                   (b) The Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

              (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

              (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

              (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

         SECTION 9.     MISCELLANEOUS PROVISIONS.
                        -------------------------

              SECTION 9.1. NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention:
Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, and if to the Borrower, then to Focal, Inc., 4 Maguire Road, Lexington, MA 02173, ATTN: Mr. W. Bradford Smith, Vice President of Finance, or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

              SECTION 9.2. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

              SECTION 9.3. ASSIGNMENTS. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The Lender may assign its rights and delegate its obligations under any Note or this Agreement.

              SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of Section 9.3.

              SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

              SECTION 9.6. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations,
(ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

              SECTION 9.7. REINSTATEMENT. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

              SECTION 9.8. SURVIVAL OF PROVISIONS. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

              SECTION 9.9. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

              SECTION 9.10. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

              SECTION 9.11. SEVERABILITY. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

              SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

              SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

              SECTION 9.14. SETOFF. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

              SECTION 9.15. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

              SECTION 9.16. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

              SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (a) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (b) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM, OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

              IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.


                                            FOCAL, INC.


                                            By:  /s/ W. Bradford Smith
                                              Name:   W. Bradford Smith
                                              Title:  VP - Finance



Accepted as of the
15 day of May, 1997

TRANSAMERICA BUSINESS CREDIT CORPORATION


By:  /s/ Gary P. Moro

Name:         Gary P. Moro
Title:   Vice President

                                  CLOSING STATEMENT

                                                          LEASEPLUS NO. 1043-001
BORROWER FOCAL, INC.
PROMISSORY NOTE NO. 1


Interim Rent (3 Days) @ $257.02                                 $  771.06
(05/29/97 through 05/31/97)

Rental Payments
June 1, 1997                                                   $ 7,967.56
May 1, 2000                                                    $ 7,967.56

                                                 Sub-Total     $16,706.18

State of _____ Sales/Use Tax (____%)                          $ n/a - loan

Total for Rentals and Taxes                                    $16,706.18

Documentation Fee                                              $__________
Includes:     UCC Preparation & Filing $________
    Lien Search                   $________
    Federal Express               $________
    Others                        $________

    Attorney Fee                                              $__________

    Credits                                                  $(16,706.18)
    Deducted from proceeds        $________
    Deducted from commitment fee  $ 16,706.18

              GRAND TOTAL DUE.......                               $0.00


              PROCEEDS OF PROMISSORY NOTE DATED 5-29-97      $250,009.71
              LESS: AMOUNT DEDUCTED FROM PROCEEDS TO TBCC    $ 16,706.18
                                                             -----------
              NET TO FOCAL, INC.                             $233,303.53

*Documentation and legal expenses will be deducted from the commitment fee upon receipt of invoices.

    Date Prepared                 05-20-97
    Contract Administration       L.M. Robbins
    Marketing                     K. Kosofskv

                                   PROMISSORY NOTE



                                                              Date: May 29, 1997


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of Transamerica Business Credit Corporation or its assigns (the "Payee") at its office located at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, or at such other place as the Payee or the holder hereof may designate in writing, the principal amount of Two Hundred Fifty Thousand Nine and 71/100 Dollars ($250,009.71) received by the undersigned, plus interest, in lawful money of the United States and in immediately available funds. This Note shall be payable commencing with a first installment of Sixteen Thousand Seven Hundred Six and 18/100 Dollars ($16,706.18) payable on June 1, 1997 and thereafter in 34 consecutive equal monthly installments of Seven Thousand Nine Hundred Sixty Seven and 56/100 Dollars ($7,967.56) commencing July 1, 1997, and a final balloon payment of Twenty Five Thousand and 97/100 Dollars ($25,000.97) payable on May 1, 2000 together with the unpaid balance of the Note. No amount of principal paid or prepaid hereunder may be reborrowed.

         This Note is one of the Notes referred to in the Master Loan and Security Agreement dated as of April 18, 1997, (as amended, supplemented or otherwise modified from time to time, the "Agreement"), between the undersigned and the Payee and is subject and entitled to all provisions and benefits thereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

         If any installment of this Note is not paid within five days after its due date, the undersigned agrees to pay on demand, in addition to the amount of such installment, an amount equal to 5% of such installment, but only to the extent permitted by Applicable Law.

         The undersigned shall have the right to prepay this Note at any time on thirty days' prior written notice to the Payee. On the date of any such prepayment, the undersigned shall pay, if such prepayment is made on or after June 1, 1998 an amount equal to the present value of the remaining payments (principal and interest) due hereunder discounted at 6% simple interest per annum, together with all interest, fees and other amounts payable on the amount so prepaid or in connection therewith to the date of such prepayment. Any prepayments shall be applied to the installments hereof in the inverse order of maturity.

         Upon the maturity of this Note or the acceleration of the maturity of this Note in accordance with the terms of the Agreement, the entire unpaid principal amount on this Note, together with all interest, fees and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lawful limit, from the date of such maturity or acceleration, as the case may be, until all such amounts have been paid.

         If any payment on this Note becomes payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

         The undersigned hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The undersigned agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

         The Payee, the undersigned and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by Applicable Law from time to time in effect. Neither the undersigned nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under Applicable Law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. The Payee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) the Payee or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by Applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at the Payee's or such holder's option, promptly returned to the undersigned upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under Applicable Law, the Payee and the undersigned (and any other payors thereof) shall to the greatest extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this
Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under Applicable Law in order to lawfully charge the maximum amount of interest permitted under Applicable Law.

         This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the undersigned and the Payee or any holder hereof.

         The undersigned shall, upon demand, pay to the Payee all costs and expenses incurred by the Payee (including the fees and disbursements of counsel and other professionals) in connection with the preparation, execution and delivery of this Note and all other Loan Documents, and in connection with the administration, modification and amendment of the Loan Documents, and pay to the Payee all costs and expenses (including the fees and disbursements of counsel and other professionals) paid or incurred by the Payee in (A) enforcing or defending its rights under or in respect of this Note or any of the other Loan Documents, (B) collecting any of the liabilities by the undersigned to the Payee or otherwise administering the Loan Documents, (C) foreclosing or otherwise collecting upon any collateral and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing.

         This Note shall be binding upon the successors and assigns of the undersigned and inure to the benefit of the Payee and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.




                                  FOCAL, INC.

                                  By: /s/ W. Bradford Smith
                                  Name:  W. Bradford Smith
                                  Title:  Vice President & Chief Financial
                                  Officer

                                      Schedule A

    To:  X       Master Loan and Security Agreement
       ---------
         X       UCC-1
       ---------


                               Dated as of May 29, 1997

                                       Between

                       TRANSAMERICA BUSINESS CREDIT CORPORATION
                                         and
                                     FOCAL, INC.


Leasehold Improvements:      4 Maguire Road, Lexington MA 02173


    P1-Pilot Plant #1        P2-Pilot Plant #2        P3-Pilot Plant #3


QTY.     EQUIPMENT              INVOICE          SUPPLIER/       PO     SERIAL  PURCHASE  IMPROVE     FRT/MISC   CHECK    TOTAL
        DESCRIPTION               NO.             VENDOR         NO.      NO.     DATE     COST         COST      NO.     COST
----------------------------------------------------------------------------------------------------------------------------------
    Leasehold Improve-GMP         #1        Siena Construction  21493     N/A   3/10/97  $  4,903.00             19541  $ 4,903.00
    Leasehold Improve-2nd Floor   #2        Siena Construction  21493     N/A   3/10/97  $  3,672.00             19541  $ 3,672.00
    Leasehold Improve-P1 & P2     09715     Siena Construction  21493     N/A    4/9/97  $ 26,387.00             19969  $26,387.00
    Leasehold Improve P3          09709     Siena Construction  21495     N/A    4/9/97  $ 22,849.00             19969  $22,849.00
    Leasehold Improve P3          1495      DTS Shaw            21953     N/A  12/11/96  $  2,149.72             18321  $ 2,149.00
    Leasehold Improve P3          0297      DTS Shaw            21953     N/A    2/5/97  $ 73,742.77             19588  $73,742.77
    Leasehold Improve P3          1555      DTS Shaw            21953     N/A    2/8/97  $ 20,357.49             19588  $20,357.49
    Leasehold Improve P3          1581      DTS Shaw            21953     N/A   3/20/97  $ 87,364.63             19588  $87,364.63
    Leasehold Improve P3          1609      DTS Shaw            21953     N/A    4/6/97  $  8,584.10             19813  $ 8,584.10


                                                                          Total          $ 250,009.71                 $ 250,009.71



    TRANSAMERICA BUSINESS CREDIT       FOCAL, INC.
       CORPORATION

    By: /s/ Robert D. Pomeroy, Jr.     By: /s/ W. Bradford Smith
    Title:  Robert D. Pomeroy, Jr.          W. Bradford Smith
          Executive Vice President     Title:  Vice President &
                                             Chief Financial Officer

                               SECRETARY'S CERTIFICATE


         I, Christopher D. Mitchell, hereby state that I am the duly elected, acting and qualified Assistant Secretary of Focal, Inc., a Delaware corporation(the "Company"),and that:

         (a) Through a unanimous consent in lieu of a Board of Directors meeting of the Company, proposed in accordance with its bylaws and the laws of said State on the 26th day of March ,1997 , signed by a quorum for the transaction of business, the following resolutions were duly and regularly adopted:

         RESOLVED, that the form, terms and provisions of all of the documents and instruments executed by the Company with and/or in favor of Transamerica Business Credit Corporation (the "Agreements"), and the transactions contemplated thereby be, and the same are, in all respects approved, and that the President, each Vice President and each other officer of the Company (the "Authorized Persons"), or any of them, be, and they hereby are, authorized, empowered, and directed to execute and deliver the Agreements and any and all other agreements, documents, instruments and certificates required or desirable in connection therewith, if necessary or advisable, with such changes as they may deem in the best interest of the Company, and their execution and delivery of the Agreements, and all such other agreements, documents, instruments and certificates, shall be deemed to be conclusive evidence that the same are in all respects authorized and approved, and be it further

         RESOLVED, that the actions of any Authorized Person heretofore taken in furtherance of the Agreements be, and hereby are, approved, adopted and ratified in all respects.

         (i) The above resolutions: (a) are not contrary to the Articles or Certificate of Incorporation or bylaws of the Company and (b) have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

         (iii) The following persons are duly qualified and acting officers of the Company, duly elected to the offices set forth opposite their respective names, and the signature appearing opposite the name of each such officer is his authentic signature:

              Name                Office                   Signature
              ----                ------                   ---------

    W. Bradford Smith        Vice President &         /s/ W. Bradford Smith
                         Chief Financial officer


         IN WITNESS WHEREOF, I have executed this Certificate, this 24th day of April, 1997.


                                  /s/ Christopher D. Mitchell
                                  Ass't. Secretary

[CORPORATE SEAL]

                                  CLOSING STATEMENT
                                      (Revised)

                                                      LEASEPLUS NO. 1043-001 (S)
LESSEE:  FOCAL, INC.

RENTAL SCHEDULE NO. 1


Interim Rent (3 Days) @ $191.35                                 $  574.05
(05/29/97 through 05/31/97)

Rental Payments
June 1, 1997                                                  $ 5,740.64
May 1, 1997                                                     $ 5,740.64

              Sub-Total                                         $12,055.33

State of _____ Sales/Use Tax (____%)                       $ n/a - exempt

Total for Rentals and Taxes                                     $12,055.33

Documentation Fee                                               $__________
Includes:     UCC Preparation & Filing $________
    Lien Search                   $________
    Federal Express               $________
    Others                        $________

    Attorney Fee                                                $__________

    Credits                                                     $(12,055.33)
    Deducted from proceeds        $________
    Deducted from commitment fee  $ 12,055.33

                   GRAND TOTAL DUE.......                             $0.00


         Proceeds of Sale and Leaseback Agreement dated 5-21-97 $227,920.64
         Less: Amount deducted from proceeds to TBCC            $ 12,055.33
                                                                -----------
              Net to Focal, Inc.                                $215,865.31

*Documentation and legal expenses will be deducted from the commitment fee upon receipt of invoices.

    Date Prepared            05-21-97
    Contract Administration  L.M. Robbins
    Marketing                K. Kosofsky

                          SCHEDULE TO MASTER LEASE AGREEMENT

                               Dated as of May 21, 1997

                                    Schedule No. 1

LESSOR NAME & MAILING ADDRESS                    LESSEE NAME & MAILING ADDRESS
    Transamerica Business Credit Corporation          Focal, Inc.
    Riverway 11                                  4 Maguire Road
    West Office Tower                            Lexington, Massachusetts02173
    9399 West Higgins Road
    Rosemont, Illinois 60018


Equipment Location (if different than Lessee's address above):

This Schedule covers the following described equipment ("Equipment"):

         See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated as of April 18, 1997 (the "Master. Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated April 10, 1997, if the Lessor has not received this Schedule executed by the Lessee within five business days from the date first set forth above.

1.  Term (Number of Months)                                48 months
2.  Equipment Cost                                         $227,920.64
3.  Commencement Date                                      May 29, 1997
4.  Rate Factor                                       2.5187% of Equipment Cost
5.  Total Rents                        $275,550.72
    Total sales use tax                n/a - exempt

6.  Advance rents (first and last)     $ 11,481.28

7.  Monthly rental payments            $ 5,740.64

    and the second such rental payment
    will be due on                                    July 1, 1997
    and subsequent rental payments will
    be due on the same day of each month thereafter

8.  Security Deposit                                  NONE

9. In addition to the monthly rental payments provided for herein, Lessee shall pay to Lessor, as interim rent, payable on the commencement date specified above, an amount equal to 1/30th of the monthly rental payment (including monthly sales/use tax) multiplied by the number of days from and including the commencement date through the end of the same calendar month.
                                                      $ 574.05

Renewal terms:

In the event the Lease does not exercise the Purchase Option described below, the Lease shall automatically renew for a term of 12 months with Monthly Rental equal to 1.25% of the original Equipment Cost payable in monthly in advance. At the expiration of the renewal period, the Lessee shall have the option to purchase all (but not less than all) the Equipment for its then current Fair Market Value, plus applicable sales and other taxes.

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be May 1, 2001. The Purchase Price shall be the Fair Market Value of the Equipment. Lessor and Lessee agree that the Fair Market Value of the Equipment on the Purchase Date shall not be less than 10% of Equipment Cost nor more than 15% of Equipment Cost, plus applicable sales and other taxes.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% plus Reversionary Value.

The Reversionary Value of any item of Equipment shall be 15% of Equipment Cost.




    TRANSAMERICA BUSINESS CREDIT                 FOCAL, INC.
    CORPORATION                                  (Lessee)
    (Lessor)

    By: /s/ Robert D. Pomeroy Jr.                By: /s/ W. Bradford Smith

    Title:  Robert D. Pomeroy, Jr.               Title:  VP - finance
           Executive Vice President

                             Exhibit II


              To:  X    Master Lease Agreement
                 -------
                   X    UCC-1
                 -------

                               Dated as of May 21, 1997
                                       Between
                       TRANSAMERICA BUSINESS CREDIT CORPORATION

                                         and

                                     Focal, Inc.

Equipment Location:          4 Maguire Road, Lexington MA 02173



QTY EQUIPMENT           INVOICE       SUPPLIER/        PO    SERIAL    PURCHASE  EQUIPMENT   FRT/MISC   CHECK     TOTAL
    DESCRIPTION            NO.         VENDOR          NO.     NO.        DATE      COST       COST       NO.      COST
-------------------------------------------------------------------------------------------------------------
18 Refurbished Phones    19540       Alliance Telecom 20523 See        1/6/97     $  2,760.00  40.00    18755   $  2.800.00
                                                            Attachment
8  Microstation V5.0     039931      Bentley Systems, 20557 See        12/31/96   $ 11,186.00  31.76    18511   $ 11,217.76
   w/ Versa Card                         Inc.               Attachment

5  HP Vectra 500         M7124       Cambridge Cad    21469 See        3/31/97    $ 12,392.00 197.61    19385   $ 12,589.61
   16MB EDO                                                 Attachment
2  Sony CPD 200SX 17"    M7124       Cambridge Cad    21469 See        3/31/97    $  1,450.00           19385   $  1,450.00
                                                            Attachment
3  Sony Multiscan        M7124       Cambridge Cad    21469 See        3/31/97    $  1,185.00           19385   $  1,185.00
    100SX                                                   Attachment

1 ea Apple Card, Win     M7125       Cambridge Cad    21466 N/A        3/31/97    $  1,044.40 18.50     19578   $  1,062.90
    95 & 32 MB

1  Heat Transfer         940         Heat Exchange    20434 See         1/2/97    $  5,805.00           18495   $  5,805.00
    System/Chiller                    & Transfer            Attachment
1  Heat Transfer         968         Heat Exchange    20434 See        1/15/97    $ 17,397.60           18696   $ 17,397.60
    System/Chiller                    & Transfer            Attachment
1  Heat Transfer         050078      Heat Exchange    20434 See        3/21/97    $ 15,606.90           19720   $ 15,606.90
    System/Chiller                    & Transfer            Attachment
1  Heat Transfer         822         Heat Exchange    20434 See        11/19/96   $  5,068.50           18244   $  5,068.50
    System/Chiller                    & Transfer            Attachment

2  2000 UltraFiltration  1770834     Millipore        21538 See         3/14/97   $  8,140.00 13.62     19516   $  8,153.62
    Cell                              Corporation           Attachment
2  RS4 Reservoir -       1772868     Millipore        21538 See         3/18/97   $  1,480.00  5.00     19620   $  1,485.00
    4 Liter                           Corporation           Attachment

1  Cavity Insert Mold    Prepay/9004 Precision Tool   20089 N/A          2/5/97   $ 32,547.00           17517/  $ 32,547.00
                                      & Die Inc.                                                          19434

                                                            Subtotal              $ 116,062.40  $ 306.49        $116,368.89


                                      Exhibit II




Equipment Location      4 Maguire Road, Lexington MA 02173




QTY EQUIPMENT           INVOICE   SUPPLIER/     PO   SERIAL      PURCHASE   EQUIPMENT   FRT/MISC   CHECK     TOTAL
    DESCRIPTION            NO.     VENDOR       NO.    NO.         DATE       COST       COST       NO.      COST
-------------------------------------------------------------------------------------------------------------
2 Microstation        6638       Rowse &       20556  See         1/23/97   $  2,900.00  160.75   18839     $  3,060.75
                                 Loring Co.           Attachment

1 5 Gallon Pfaudler   1300      Universal      20975  32197TS     2/19/97   $ 28,400.00           18994/    $ 28,400.00
   Glass Reactor                Glasteel Equip                                                    19773

1 30 Gallon Pfaudler  1208      Universal      20069  R190-0525   10/1/96   $ 25,631.00  400.00   17247     $ 26,031.00
   Reactor                      Process Equip

1 Millenium Software  2279474   Waters         19414  MX5SM2105M   7/8/96  $  8,700.00     5.00   16423     $  8,705.00
   w/BUS LAC/                   Corporation

1 New Syringe Mold    9354      Precision Tool 21130  N/A          4/2/97  $ 36,785.00            19965     $ 36,785.00
                                & Die                                                                       $

1 Applicator Brush    9309      Precision Tool 20083  N/A         3/26/97  $  2,728.00            19965     $  2,728.00
   Ferrule Mold                 & Die
1 Applicator Brush    Prepay    Precision Tool 20083  N/A         3/27/97  $  2,728.00            19965     $  2,728.00
   Ferrule Mold                 & Die
1 Applicator Brush    9328      Precision Tool 20083  N/A         3/27/97  $  3,114.00            19965     $  3,114.00
   Ferrule Mold                 & Die


                                                      Subtotal             $ 110,986.00   $ 565.75          $ 111,551.75


                                                      TOTAL                $ 227,048.40                     $ 227,920.64
                                                                           ------------                     ------------



    Transamerica Business Credit                 Focal, Inc.
    Corporation

      By:  /s/ Robert D. Pomeroy, Jr.              By: /s/ W. Bradford Smith
                                                 W. Bradford Smith
      Title:  Robert D. Pomeroy, Jr.
            Executive Vice President               Title:  VP - Finance

                   ACCEPTANCE AND DELIVERY CERTIFICATE

         Focal, Inc., as lessee ("Lessee") under the Master Lease Agreement dated as of April 18, 1997 between Lessee and Transamerica Business Credit Corporation, as Lessor, does hereby acknowledge the acceptance and delivery of the equipment listed in Lease Schedule No. 1, such acceptance and delivery having been made on the 29th day of May, 1997.


                             Focal, Inc.

                             By:  /s/ W. Bradford Smith
                               Name: W. Bradford Smith
                               Title: Vice President & Chief Financial Officer

                             SALE AND LEASEBACK AGREEMENT


         THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"), is made as of May 21, 1997, among Focal, Inc., a Delaware corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ("Buyer").

                                 W I T N E S S E T H:
                                - - - - - - - - - - -

         WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

         WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

         WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of April 18, 1997 and Schedule No. 1 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.   AMOUNT AND TERMS OF PURCHASE.
              ----------------------------
              (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

              (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $227,920.64. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

              (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder, including sales, use or occupation taxes due upon the purchase by the Buyer.

              (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.

         2. CONDITIONS TO PURCHASE. The obligation of the Buyer to purchase the Equipment is subject to the following conditions:

              (a) The Buyer shall have received this Agreement, duly executed by the Seller.

              (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

              (c) The Buyer shall have received the Lease, duly executed by the Seller.

              (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

              (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

              (f) No material adverse change has occurred with respect to the business, prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since December 31, 1995.

              (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

              (h) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

         3.   REPRESENTATION  AND WARRANTIES. To induce the Buyer to enter into
              ------------------------------
this Agreement, the Seller represents and warrants to the Buyer that:

              (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.

              (b) The execution, delivery and performance by the Seller of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any provision of, or result in a default under, the Seller's Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as contemplated by the Sale and Leaseback Documents.

              (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

              (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

              (e) There are no actions, suits, or proceedings pending, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

              (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

         4.   INDEMNITIES. The Seller agrees to indemnify, defend, and save
              -----------
harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties
(collectively, the "Indemnified Amounts") which any of the Indemnified
Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) the inaccuracy of any of the Seller's representations or warranties contained in any of the Sale and Leaseback Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to any Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document.

         5.   REMEDIES.  Upon the Seller's violation of or default under any
              --------
provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents) proceed to protect and enforce its rights either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

         6.   AMENDMENTS, ETC.  No amendment or waiver of any provision of this
              ---------------
Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         7.   NOTICES, ETC.  All notices and other communications provided for
              ------------
hereunder shall be in writing and sent:

              if to the Seller, at its address at:

              Focal, Inc.
              4 Maguire Road
              Lexington, Massachusetts 02173
              Attention: W. Bradford Smith, Vice President of Finance Telephone No.: (617) 280-7800, ext. 246
              Telecopy No.: (617) 280-7801
              if to the Buyer, at its address at:

              Transamerica Business Credit Corporation
              Technology Finance Division
              76 Batterson Park Road
              Farmington, Connecticut 06032-2571
              Attention: Assistant Vice President,
                   Lease Administration
              Telephone No.: (860) 677-6466
              Telecopy No.: (860) 677-6766

              with a copy to:

              Transamerica Business Credit Corporation
              9399 West Higgins Road
              Rosemont, Illinois 60018
              Attention: Legal Department
              Telephone No.: (847) 685-1106
              Telecopy No.: (847) 685-1143

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

         8.   NO WAIVER; REMEDIES.  No failure on the part of the Buyer to
              --------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         9.   BENEFIT.  Without the prior written consent of the Buyer, the
              -------
Seller may not transfer, assign or delegate any of its rights, duties or obligations hereunder.

         10.  BINDING EFFECT. This Agreement shall be binding upon and inure to
              --------------
the benefit of the Seller and the Buyer and their respective successors and assigns.

         11.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE
              --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         12.  EXECUTION IN COUNTERPARTS.  This Agreement may be executed in any
              -------------------------
number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

         13.  SEVERABILITY.  If one or more of the provisions contained in this
              ------------
Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

         14.  SUBMISSION TO JURISDICTION. ALL DISPUTES ARISING UNDER OR IN
              --------------------------
CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. EACH PARTY AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE BUYER; IT BEING UNDERSTOOD THAT THIS SENTENCE DOES NOT PRECLUDE THE SELLER FROM ASSERTING COMPULSORY COUNTERCLAIMS. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

         15.  JURY TRIAL.  THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST
              ----------
EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.


                             FOCAL, INC.


                             By:/s/ W. Bradford Smith
                             Name:   W. Bradford Smith
                             Title:  Vice President & Chief Financial Officer



                             TRANSAMERICA BUSINESS CREDIT
                             CORPORATION



                             By:/s/ Robert D. Pomeroy, Jr.
                             Name:  Robert D. Pomeroy, Jr.
                             Title: Executive Vice President






Exhibit II- Equipment
Exhibit A- Bill of Sale

                                      EXHIBIT A

                                     BILL OF SALE


         KNOW ALL PERSONS BY THESE PRESENTS Focal, Inc. (the "Seller"), for Two Hundred Twenty Seven Thousand Nine Hundred Twenty and 64/100 Dollars ($227,920.64) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on
Exhibit II hereto (collectively, the "Equipment").

         TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

         AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

         IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 29 day of May, 1997.




                             Focal, Inc.


                             By: /s/ W. Bradford Smith
                                Name:  W. Bradford Smith
                                Title: VP - Finance

                                MASTER LEASE AGREEMENT

Lessor:  TRANSAMERICA BUSINESS CREDIT CORPORATION
         Riverway II
         West Office Tower
         West Higgins
         Rosemont, Illinois 60018


Lessee:  Focal, Inc.
         4 Maguire Road
         Lexington, Massachusetts 02173


The lessor pursuant to this Master Lease Agreement ("Agreement") dated as of April 18, 1997, is Transamerica Business Credit Corporation ("Lessor"). All equipment, together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, which are the subject of a Lease (as defined in the next sentence) shall be referred to as "Equipment." Simultaneous with the execution and delivery of this Agreement, the parties are entering into one or more Lease Schedules (each, a "Schedule") which refer to and incorporate by reference this Agreement, each of which constitutes a lease (each, a "Lease") for the Equipment specified therein. Additional details pertaining to each Lease are specified in the applicable Schedule. Each Schedule that the parties hereafter enter into shall constitute a Lease. Lessor has no obligation to enter into any additional leases with, or extend any future financing to, Lessee.


         1.   LEASE.  Subject to and upon all of the terms and conditions of
              -----
this Agreement and each Schedule, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Equipment for the Term (as defined in Paragraph 2 below) thereof. The timing and financial scope of Lessor's obligation to enter into Leases hereunder are limited as set forth in the Commitment Letter executed by Lessor and Lessee, dated as of April 10, 1997 and attached hereto as Exhibit A (the "Commitment Letter").

         2.   TERM.  Each Lease shall be effective and the term of each Lease
              ----
("Term") shall commence on the commencement date specified in the applicable Schedule and, unless sooner terminated (as hereinafter provided), shall expire at the end of the term specified in such Schedule; provided, however, that
                                                   --------  -------
obligations due to be performed by Lessee during the Term shall continue until they have been performed in full. Schedules will only be executed after the delivery of the Equipment to Lessee or upon completion of deliveries of items of such Equipment with aggregate cost of not less than $100,000.

         3.   RENT.  Lessee shall pay as rent to Lessor, for use of the
              -----
Equipment during the Term or Renewal Term (as defined in Paragraph 8), rental payments equal to the sum of all rental payments including, without limitation, security deposits, advance rents, and interim rents payable in the amounts and on the dates specified in the applicable Schedule ("Rent"). If any Rent or other amount payable by Lessee is not paid within ten days after the day on which it becomes payable, Lessee will pay on demand, as a late charge, an amount equal to 5% of such unpaid Rent or other amount but only to the extent permitted by applicable law. All payments provided for herein shall be payable to Lessor at its address specified above, or at any other place designated by Lessor.

         4.   LEASE NOT CANCELABLE: LESSEE'S OBLIGATIONS ABSOLUTE.  No Lease
              ---------------------------------------------------
may be canceled or terminated except as expressly provided herein. Lessee's obligation to pay all Rent due or to become due hereunder shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim, or recoupment for any reason whatsoever, including any failure of the Equipment or any representations by the manufacturer or the vendor thereof. If the Equipment is unsatisfactory for any reason, Lessee shall make any claim solely against the manufacturer or the vendor thereof and shall, nevertheless, pay Lessor all Rent payable hereunder.

         5.   SELECTION AND USE OF EQUIPMENT.  Lessee agrees that it shall be
              ------------------------------
responsible for the selection and use of, and results obtained from, the Equipment and any other associated equipment or services.

         6.   WARRANTIES.  LESSOR MAKES N0 REPRESENTATION OR WARRANTY, EXPRESS
              ----------
OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY, SUITABILITY, QUALITY, OR FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE A CLAIM AGAINST
LESSOR FOR BREACH OF ANY WARRANTY WHATSOEVER.  LESSEE LEASES THE EQUIPMENT
"AS IS." IN NO EVENT SHALL LESSOR HAVE ANY LIABILITY, NOR SHALL LESSEE HAVE ANY REMEDY AGAINST LESSOR, FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE, OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR ANY DEFICIENCY OR DEFECT THEREOF OR THE OPERATION, MAINTENANCE, OR REPAIR THEREOF OR ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN SECTION 2-719(3) OF THE MODEL UNIFORM COMMERCIAL CODE, AS AMENDED FROM TIME TO TIME ("UCC"). Lessor grants to Lessee, for the sole purpose of prosecuting a claim, the benefits of any and all warranties made available by the manufacturer or the vendor of the Equipment to the extent assignable.

         7.   DELIVERY.  Lessor hereby appoints Lessee as Lessor's agent for
              --------
the sole and limited purpose of accepting delivery of the Equipment from each vendor thereof. Lessee shall pay any and all delivery and installation charges. Lessor shall not be liable to Lessee for any delay in, or failure of, delivery of the Equipment.

         8.   RENEWAL.  So long as no Event of Default or event which, with the
              -------
giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, or the Lessee shall not have exercised its purchase option under Paragraph 9 hereof, each Lease will automatically renew for a term specified in the applicable Schedule (the "Renewal Term") on the terms and conditions of this Agreement or as set forth in such Schedule; provided, however, that Obligations due to be performed by
                  --------  -------
the Lessee during the Renewal Term shall continue until they have been performed in full.

         9.   PURCHASE OPTION.  So long as no Event of Default or event which,
              ---------------
with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lessee may, upon written notice to Lessor received at least ninety days before the expiration of a Term, purchase all, but not less than all, the Equipment covered by the applicable Lease on the date specified therefor in the applicable Schedule ("Purchase Date"). The purchase price for such Equipment shall be its fair market value as set forth in the applicable Schedule determined on an "In-place, In-use" basis, as mutually agreed by Lessor and Lessee, or, if they cannot agree, as determined by an independent appraiser selected by Lessor and approved by Lessee, which approval will not be unreasonably delayed or withheld. Lessee shall pay the cost of any such appraisal. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both would constitute an Event of Default shall have occurred and be continuing, Lessee may, upon written notice to Lessor received at least ninety days prior to the expiration of the Renewal Term, purchase all, but not less than all, the Equipment covered by the applicable Schedule by the last date of the Renewal Term (the "Alternative Purchase Date") at a purchase price equal to its then fair market value on an "In-place, In-use" basis. On the Purchase Date or the Alternative Purchase Date, as the case may be, for any Equipment, Lessee shall pay to Lessor the purchase price, together with all sales and other taxes applicable to the transfer of the Equipment and any other amount payable and arising hereunder, in immediately available funds, whereupon Lessor shall transfer to Lessee, without recourse or warranty of any kind, express or implied, all of Lessor's right, title, and interest in and such Equipment on an "As Is, Where Is" basis.

         10.  OWNERSHIP; INSPECTION; MARKING; FINANCING STATEMENTS.  Lessee
              -----------------------------------------------------

shall affix to the Equipment any labels supplied by Lessor indicating ownership of such Equipment. The Equipment is and shall be the sole property of Lessor. Lessee shall have no right, title, or interest therein, except as lessee under a Lease. The Equipment is and shall at all times be and remain personal property and shall not become a fixture. Lessee shall obtain and record such instruments and take such steps as may be necessary to prevent any person from acquiring any rights in the Equipment by reason of the Equipment being claimed or deemed to be real property. Upon request by Lessor, Lessee shall obtain and deliver to Lessor valid and effective waivers, in recordable form, by the owners, landlords, and mortgagees of the real property upon which the Equipment is located or certificates of Lessee that it is the owner of such real property or that such real property is neither leased nor mortgaged. Lessee shall make the Equipment and its maintenance records available for inspection by Lessor at reasonable times and upon reasonable notice. Lessee shall execute and deliver to Lessor for filing any UCC financing statements or similar documents Lessor may reasonably request.

         11.  EQUIPMENT USE.  Lessee agrees that the Equipment will be operated
              -------------
by competent, qualified personnel in connection with Lessee's business for the purpose for which the Equipment was designed and in accordance with applicable operating instructions, laws, and government regulations, and that Lessee shall use all reasonable precautions to prevent loss or damage to the Equipment from fire and other hazards. Lessee shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Equipment.

         12.  MAINTENANCE.  Lessee, at its sole cost and expense, shall keep
              -----------
the Equipment in a suitable environment as specified by the manufacturer's guidelines or the equivalent, shall meet all recertification requirements, and shall maintain the Equipment in its original condition and working order, ordinary wear and tear excepted. At the reasonable request of Lessor, Lessee shall furnish all proof of maintenance.

         13.  ALTERATION; MODIFICATIONS; PARTS.  Lessee may alter or modify the
              ---------------------------------
Equipment only with the prior written consent of Lessor. Any alteration shall be removed and the Equipment restored to its normal, unaltered condition at Lessee's expense (without damaging the Equipment's originally intended function or its value) prior to its return to Lessor. Any part installed in connection with warranty or maintenance service or which cannot be removed in accordance with the preceding sentence shall be the property of Lessor.

         14.  RETURN OF EQUIPMENT.  Except for Equipment that has suffered a
              -------------------
Casualty Loss (as defined in Paragraph 15 below) and is not required to be repaired pursuant to Paragraph 15 below or Equipment purchased by Lessee pursuant to Paragraph 9 above, upon the expiration of the Renewal Term of a Lease, or upon demand by Lessor pursuant to Paragraph 22 below, Lessee shall contact Lessor for shipping instructions and, at Lessee's own risk, immediately return the Equipment, freight prepaid, to a location in the continental United States specified by Lessor. At the time of such return to Lessor, the Equipment shall (i) be in the operating order, repair, and condition as required by or specified in the original specifications and warranties of each manufacturer and vendor thereof, ordinary wear and tear excepted, (ii) meet all recertification requirements, and (iii) be capable of being promptly assembled and operated by a third party purchaser or third party lessee without further repair, replacement, alterations, or improvements, and in accordance and compliance with any and all statutes, laws, ordinances, rules, and regulations of any governmental authority or any political subdivision thereof applicable to use and operation of the Equipment. Except as otherwise provided under Paragraph 9 hereof, at least ninety days before the expiration of the Renewal Term, Lessee shall give Lessor notice of its intent to return the Equipment at the end of such Renewal Term. During the ninety-day period prior to the end of a Term or the Renewal Term, Lessor and its prospective purchasers or lessees shall have, upon not less than two business days' prior notice to Lessee and during normal business hours, or at any time and without prior notice upon the occurrence and continuance of an Event of Default, the right of access to the premises on which the Equipment is located to inspect the Equipment, and Lessee shall cooperate in all other respects with Lessor's remarketing of the Equipment. The provisions of this Paragraph 14 are of the essence of the Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee set forth in this Paragraph
14. If Lessee fails to return the Equipment when required, the terms and conditions of the

Lease shall continue to be applicable and Lessee shall continue to pay Rent until the Equipment is received by Lessor.

         15.  CASUALTY INSURANCE; LOSS OR DAMAGE.  Lessee will maintain, at its
              ----------------------------------
own expense, liability and property damage insurance relating to the
Equipment, insuring against such risks as are customarily insured against on the type of equipment leased hereunder by businesses in which Lessee is engaged in such amounts, in such form, and with insurers satisfactory to
Lessor; provided, however, that the amount of insurance against
        --------  -------
damage or loss shall not be less than the greater of (a) the replacement value of the Equipment and (b) the stipulated loss value of the Equipment specified in the applicable Schedule ("Stipulated Loss Value"). Each liability insurance policy shall provide coverage (including, without limitation, personal injury coverage) of not less than $1,000,000 for each occurrence, and shall name Lessor as an additional insured; and each property damage
      ---------- --------
policy shall name Lessor as sole loss payee and all policies shall contain a
                            ---------------
clause requiring the insurer to give Lessor at least thirty days' prior written notice of any alteration in the terms or cancellation of the policy. Lessee shall furnish to Lessor a copy of each insurance policy (with endorsements) or other evidence satisfactory to Lessor that the required insurance coverage is in effect; provided, however, Lessor shall have no
           --------- -------
duty to ascertain the existence of or to examine the insurance policies to advise Lessee if the insurance coverage does not comply with the requirements of this Paragraph. If Lessee fails to insure the Equipment as required, Lessor shall have the right but not the obligation to obtain such insurance, and the cost of the insurance shall be for the account of Lessee due as part of the next due Rent. Lessee consents to Lessor's release, upon its failure to obtain appropriate insurance coverage, of any and all information necessary to obtain insurance with respect to the Equipment or Lessor's interest therein.

         Until the Equipment is returned to and received by Lessor as provided in Paragraph 14 above, Lessee shall bear the entire risk of theft or destruction of, or damage to, the Equipment including, without limitation, any condemnation, seizure, or requisition of title or use ("Casualty Loss"). No Casualty Loss shall relieve Lessee from its obligations to pay Rent except as provided in clause (b) below. When any Casualty Loss occurs, Lessee shall immediately notify Lessor and, at the option of Lessor, shall promptly (a) place such Equipment in good repair and working order; or (b) pay Lessor an amount equal to the Stipulated Loss Value of such Equipment and all other amounts (excluding
Rent) payable by Lessee hereunder, together with a late charge on such amounts at a rate per annum equal to the rate imputed in the Rent payments hereunder (as reasonably determined by Lessor) from the date of the Casualty Loss through the date of payment of such amounts, whereupon Lessor shall transfer to Lessee, without recourse or warranty (express or implied), all of Lessor's interest, if any, in and to such Equipment on an "AS IS, WHERE IS" basis. The proceeds of any insurance payable with respect to the Equipment shall be applied, at the option of Lessor, either towards (i) repair of the Equipment or (ii) payment of any of Lessee's obligations hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to any Casualty Loss under any insurance policy relating to the Equipment.

         16.  TAXES Lessee shall pay when due, and indemnify and hold Lessor
              -----
harmless from, all sales, use, excise, and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges, or withholdings of any nature), and any fines, penalties, or interest thereon, imposed or levied by any governmental body, agency, or tax authority upon or in connection with the Equipment, its purchase, ownership, delivery, leasing, possession, use, or relocation of the Equipment or otherwise in connection with the transactions contemplated by each Lease or the Rent thereunder, excluding taxes on or measured by the net income of Lessor. Upon request, Lessee will provide proof of payment. Unless Lessor elects otherwise, Lessor will pay all property taxes on the Equipment for which Lessee shall reimburse Lessor promptly upon request. Lessee shall timely prepare and file all reports and returns which are required to be made with respect to any obligation of Lessee under this Paragraph 16. Lessee shall, to the extent permitted by law, cause all billings of such fees, taxes, levies, imposts, duties, withholdings, and governmental charges to be made to Lessor in care of Lessee. Upon request, Lessee will provide Lessor with copies of all such billings.

         17.  LESSOR'S PAYMENT.  If Lessee fails to perform its obligations
              ----------------
under Paragraph 15 or 16 above, or Paragraph 23 below, Lessor shall have the right to substitute performance, in which case Lessee shall immediately reimburse Lessor therefor.

         18.  GENERAL INDEMNITY.  Each Lease is a net lease.  Therefore, Lessee
              -----------------
shall indemnify Lessor and its successors and assigns against, and hold
Lessor and its successors and assigns harmless from, any and all claims, actions, damages, obligations, liabilities, and all costs and expenses, including, without limitation, legal fees incurred by Lessor or its successors and assigns arising out of each Lease including, without limitation, the purchase, ownership, delivery, lease, possession, maintenance, condition, use, or return of the Equipment, or arising by operation of law, except that Lessee shall not be liable for any claims, actions, damages, obligations, and costs and expenses determined by a non-appealable, final order of a court of competent jurisdiction to have occurred as a result of the gross negligence or willful misconduct of Lessor or its successors and assigns. Lessee agrees that upon written notice by Lessor of the assertion of any claim, action, damage, obligation, liability, or lien, Lessee shall assume full responsibility for the defense thereof, provided that Lessor's failure to give such notice shall not limit or otherwise affect its rights hereunder. Amy payment pursuant to this Paragraph (except for any payment of Rent) shall be of such amount as shall be necessary so that, after payment of any taxes required to be paid thereon by Lessor, including taxes on or measured by the net income of Lessor, the balance will equal the amount due hereunder. The provisions of this Paragraph with regard to matters arising during a Lease shall survive the expiration or termination of such Lease.

         19.  ASSIGNMENT BY LESSEE.  Lessee shall not, without the prior
              --------------------
written consent of Lessor, (a) assign, transfer, pledge, or otherwise dispose of any Lease or Equipment, or any interest therein; (b) sublease or lend any Equipment or permit it to be used by anyone other than Lessee and its employees; or (c) move any Equipment from the location specified for it in the applicable Schedule, except that Lessee may move Equipment to another location within the United States provided that Lessee has delivered to Lessor (A) prior written notice thereof and (B) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to Lessor) necessary or, in the opinion of the Lessor, desirable to protect Lessor's interest in such Equipment. Notwithstanding anything to the contrary in the immediately preceding sentence, Lessee may keep any Equipment consisting of motor vehicles or rolling stock at any location in the United States.

         20.  ASSIGNMENT BY LESSOR.  Lessor may assign its interest or grant a
              --------------------
security interest in any Lease and the Equipment individually or together, in whole or in part. If Lessee is given written notice of any such assignment, it shall immediately make all payments of Rent and other amounts hereunder directly to such assignee. Each such assignee shall have all of the rights of Lessor under each Lease assigned to it. Lessee shall not assert against any such assignee any set-off, defense, or counterclaim that Lessee may have against Lessor or any other person.

         21.  DEFAULT; NO WAIVER Lessee or any guarantor of any or all of the
              ------------------
obligations of Lessee hereunder (together with Lessee, the "Lease Parties") shall be in default under each Lease upon the occurrence of any of the following events (each, an "Event of Default"): (a) Lessee fails to pay within ten days of when due any amount required to be paid by Lessee under or in connection with any Lease; (b) any of the Lease Parties fails to perform any other provision under or in connection with a Lease or violates any of the covenants or agreements of such Lease Party under or in connection with a Lease; (c) any representation made or financial information delivered or furnished by any of the Lease Parties under or in connection with a Lease shall prove to have been inaccurate in any material respect when made; (d) any of the Lease Parties makes an assignment for the benefit of creditors, whether voluntary or involuntary, or consents to the appointment of a trustee or receiver, or if either shall be appointed for any of the Lease Parties or for a substantial part of its property without its consent and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty five days following the commencement thereof; (e) any petition or proceeding is filed by or against any of the Lease Parties under any Federal or State bankruptcy or insolvency code or similar law and, in the case of any such involuntary petition or proceeding, such petition or proceeding remains undismissed or unstayed for forty-five days following the filing or commencement thereof, or any of the Lease Parties takes any action authorizing any such petition or proceeding; (f) any of the Lease Parties fails to pay when due any indebtedness for borrowed money or under conditional sales or installment sales contracts or similar agreements, leases, or obligations evidenced by bonds, debentures, notes, or other similar agreements or instruments to any creditor (including Lessor under any other agreement) after any and all applicable cure periods therefor shall have elapsed; (g) any judgment shall be rendered against any of the Lease Parties which shall remain unpaid or unstayed for a period of sixty days; (h) any of the Lease Parties shall dissolve, liquidate, wind up or cease its business, sell or otherwise dispose of all or substantially all of its assets, or make any material change in its lines of business; (i) any of the Lease Parties shall amend or modify its name, unless such Lease Party delivers to Lessor, thirty days prior to any such proposed amendment or modification, written notice of such amendment or modification and within ten days before such amendment or modification delivers executed financing statements (in form and substance satisfactory to the Lessor); (j) any of the Lease Parties shall merge or consolidate with any other entity in each case without Lessor's prior written consent, which shall not be unreasonably withheld;(k) any of the Lease Parties shall suffer any loss or suspension of any material license, permit, or other right or asset necessary to the profitable conduct of its business, fail generally to pay its debts as they mature, or call a meeting for purposes of compromising its debts; (l) any of the Lease Parties shall deny or disaffirm its obligations hereunder or under any of the documents delivered in connection herewith; or (m) there is a change, other than a change which results from a sale of equity securities to investors, in more than 50% of the ownership of any equity interests of any of the Lease Parties on the date hereof of more than 35% of such interests become subject to any contractual, judicial or statutory lieu, charge, security interest, or encumbrance.

         22.  REMEDIES.  Upon the occurrence and continuation of an Event of
              --------
Default, Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies: (a) terminate each Lease; (b) declare any and all Rent and other amounts then due and any and all Rent and other amounts to become due under each Lease (collectively, the "Lease Obligations") immediately due and payable; (c) take possession of any or all items of Equipment, wherever located, without demand, notice, court order, or other process of law, and without liability for entry to Lessee's premises, for damage to Lessee's property, or otherwise; (d) demand that Lessee immediately return any or all Equipment to Lessor in accordance with Paragraph 14 above, and, for each day that Lessee shall fail to return any item of Equipment, Lessor may demand an amount equal to the Rent payable for such Equipment in accordance with Paragraph 14 above; (e) lease, sell, or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and on public or private bid; (f) recover the following amounts from the Lessee (as damages, including reimbursement of costs and expenses, liquidated for all purposes and not as a penalty): (i) all costs and expenses of Lessor reimbursable to it hereunder, including, without limitation, expenses of disposition of the Equipment, legal fees, and all other amounts specified in Paragraph 23 below; (ii) an amount equal to the sum of (A) any accrued and unpaid Rent through the later of (1) the date of the applicable default, (2) the date that Lessor has obtained possession of the Equipment, or (3) such other date as Lessee has made an effective tender of possession of the Equipment to Lessor (the "Default Date") and (B) if Lessor resells or re-lets the Equipment, Rent at the periodic rate provided for in each Lease for the additional period that it takes Lessor to resell or re-let all of the Equipment; (iii) the present value of all future Rent reserved in the Leases and contracted to be paid over the unexpired Term of the Leases discounted at five percent simple interest per annum; (iv) the reversionary value of the Equipment as of the expiration of the Term of the applicable Lease as set forth on the applicable Schedule; and (v) any indebtedness for Lessee's indemnity under Paragraph 18 above, plus a late charge at the rate specified in Paragraph 3 above, less the amount received by Lessor, if any, upon sale or re-let of the Equipment; and (g) exercise any other right or remedy to recover damages or enforce the terms of the Leases. Upon the occurrence and continuance of an Event of Default or an event which with the giving of notice or the passage of time, or both, would result in an Event of Default, Lessor shall have the right, whether or not Lessor has made any demand or the obligations of Lessee hereunder have matured, to appropriate and apply to the payment of the obligations of Lessee hereunder all security deposits and other deposits (general or special, time or demand, provisional or final) now or hereafter held by and other indebtedness or property now or hereafter owing by Lessor to Lessee. Lessor may pursue any other rights or remedies available at law or in equity, including, without limitation, rights or remedies seeking damages, specific performance, and injunctive relief. Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision hereunder or under any Schedule, shall not be construed as a consent or waiver of any other breach of the same or of any other provision. Any amendment or waiver of any provision hereof or under any Schedule or consent to any departure by Lessee herefrom or therefrom shall be in writing and signed by Lessor.

         No right or remedy is exclusive of any other provided herein or permitted by law or equity. All such rights and remedies shall be cumulative and may be-enforced concurrently or individually from time to time.

         23.  LESSOR'S EXPENSE.  Lessee shall pay Lessor on demand all costs
              ----------------
and expenses (including legal fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and other agreements and transactions contemplated hereby, which expenses shall not exceed $3,000 without the written consent of Lessee and all costs and expenses in protecting and enforcing Lessor's rights and interests in each Lease and the Equipment, including, without limitation, legal, collection, and remarketing fees and expenses incurred by Lessor in enforcing the terms, conditions, or provisions of each Lease or upon the occurrence and continuation of an Event of Default.

         24.  LESSEE'S WAIVERS.  To the extent permitted by applicable law,
              ----------------
Lessee hereby waives any and all rights and remedies conferred upon a lessee by Sections 2A-508 through 2A-522 of the UCC. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease, or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 22 above or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 22. Any action by Lessee against Lessor for any default by Lessor under any Lease shall be commenced within one year after any such cause of action accrues.

         25.  NOTICES; ADMINISTRATION Except as otherwise provided herein, all
              -----------------------
notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to Lessor, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to Lessor at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, if to Lessee, then to Focal, Inc., 4 Maguire Road, Lexington, Massachusetts 02173, Attention: W. Bradford Smith, Vice President of Finance or such other address as shall be designated by Lessee or Lessor to the other party. All such notices and correspondence shall be effective when received.

         26.  REPRESENTATIONS.  Lessee represents and warrants to Lessor that
              ---------------
(a) Lessee is duly organized, validly existing, and in good standing under the laws of the State of its incorporation; (b) the execution, delivery, and performance by Lessee of this Agreement are within Lessee's powers, have been duly authorized by all necessary action, and do not and will not contravene
(i) Lessee's organizational documents or (ii) any law, regulation, rule, or contractual restriction binding on or affecting Lessee; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery, and performance by Lessee of this Agreement; (d) each Lease constitutes the legal, valid, and binding obligations of Lessee enforceable against Lessee in accordance with its terms; (e) the cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates, and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Lessee by the manufacturer, supplier, or any other person; and (f) all information supplied by Lessee to Lessor in connection herewith is correct and does not omit any material statement necessary to insure that the information supplied is not misleading.

         27.  FURTHER ASSURANCES.  Lessee, upon the request of Lessor, will
              ------------------
execute, acknowledge, record, or file, as the case may be, such further documents and do such further acts as may be reasonably necessary, desirable, or proper to carry out more effectively the purposes of this Agreement. Lessee hereby appoints Lessor as its attorney-in-fact to execute on behalf of Lessee and authorizes Lessor to file without Lessee's signature any UCC financing statements and amendments Lessor deems advisable.

         28.  FINANCIAL STATEMENTS.  Lessee shall deliver to Lessor: (a) as
              --------------------
soon as available, but not later than 120 days after the end of each fiscal year of Lessee and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for Lessee and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of Lessee and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of Lessee that such Financial Statements have been prepared in accordance with generally accepted accounting principles and are fairly stated in all material respects (subject to normal year-end audit adjustments).

         29.  CONSENT TO JURISDICTION.  Lessee irrevocably submits to the
              -----------------------
jurisdiction of any Illinois state or federal court sitting in Illinois for any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Lessee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state or federal court.

         31   WAIVER OF JURY TRIAL LESSEE AND LESSOR IRREVOCABLY WAIVE ALL
              --------------------
RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         31.  FINANCE LEASE.  Lessee and Lessor agree that each Lease is a
              -------------
"Finance Lease" as defined by Section 2A-103(g) of the UCC. Lessee acknowledges that Lessee has reviewed and approved each written Supply Contract (as defined by UCC 2A-103(y)) covering Equipment purchased from each "Supplier" (as defined by UCC 2A-103(x)) thereof.

         32.  NO AGENCY.  Lessee acknowledges and agrees that neither the
              ---------
manufacturer or supplier, nor any salesman, representative, or other agent of the manufacturer or supplier, is an agent of Lessor. No salesman, representative, or agent of the manufacturer or supplier is authorized to waive or alter any terms or condition of this Agreement or any Schedule and no representation as to the Equipment or any other matter by the manufacturer or supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Agreement or any Schedule.

         33.  SPECIAL TAX INDEMNIFICATION.  Lessee acknowledges that Lessor, in
              ---------------------------
determining the Rent due hereunder, has assumed that certain tax benefits as are provided to an owner of property under the Internal Revenue Code of 1986, as amended (the "Code"), and under applicable state tax law, including, without limitation, depreciation deductions under Section 168(b) of the Code, and deductions under Section 163 of the Code in an amount at least equal to the amount of interest paid or accrued by Lessor with respect to any indebtedness incurred by Lessor in financing its purchase of the Equipment, are available to Lessor as a result of the lease of the Equipment. In the event Lessor is unable to obtain such tax benefits as a result of an act or omission of Lessee, is required to include in income any amount other than the Rent, or is required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement, in each case as a result of an act or omission of Lessee, Lessee shall pay Lessor additional rent ("Additional Rent") in a lump sum in an amount needed to provide Lessor with the same after-tax yield and after-tax cash flow as would have been realized by Lessor had Lessor (i) been able to obtain such tax benefits, (ii) not been required to include any amount in income other than the Rent, and (iii) not been required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement. The Additional Rent shall be computed by Lessor, which computation shall be binding on Lessee. The Additional Rent shall be due immediately upon written notice by Lessor to Lessee of Lessor's inability to obtain tax benefits, the inclusion of any amount in income other than the Rent or the recognition of income in respect of the Rent earlier than anticipated pursuant to the agreement. The provisions of this Paragraph 33 shall survive the termination of this Agreement.


              34.  GOVERNING LAW; SEVERABILITY. EACH LEASE SHALL BE GOVERNED BY
                   ---------------------------
THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. IF ANY PROVISION SHALL BE HELD TO BE INVALID OR UNENFORCEABLE, THE VALIDITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.

LESSEE ACKNOWLEDGES THAT LESSEE HAS READ THIS AGREEMENT AND THE SCHEDULE HERETO, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS.
FURTHER, LESSEE AND LESSOR AGREE THAT THIS AGREEMENT, THE SCHEDULES DELIVERED IN CONNECTION HEREWITH FROM TIME TO TIME, AND THE COMMITMENT LETTER ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDING ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.
SHOULD THERE EXIST ANY INCONSISTENCY BETWEEN THE TERMS OF THE COMMITMENT LETTER AND THIS AGREEMENT, THE TERMS OF THIS AGREEMENT SHALL PREVAIL.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.



                                  FOCAL, INC.



                                  By: /s/ W. Bradford Smith

                                   Name:  W. Bradford Smith
                                   Title: VP-Finance
                                  Federal Identification No.  94-3142791


                                  TRANSAMERICA BUSINESS CREDIT
                                  CORPORATION



                                  By: /s/ Gary P. Moro

                                   Name:  Gary P. Moro
                                   Title: Vice President










Form 1

                        SECRETARY'S CERTIFICATE

         I, Christopher D. Mitchell, hereby state that I am the duly elected, acting and qualified Assistant Secretary of Focal, Inc., a Delaware corporation (the "Company"), and that:

         (a) Through a unanimous consent in lieu of a Board of Directors meeting of the Company, proposed in accordance with its bylaws and the laws of said State on the 26th day of March ,1997, signed by a quorum for the transaction of business, the following resolutions were duly and regularly adopted:

         RESOLVED, that the form, terms and provisions of all of the documents and instruments executed by the Company with and/or in favor of Transamerica Business Credit Corporation (the "Agreements"), and the transactions contemplated thereby be, and the same are, in all respects approved, and that the President, each Vice President and each other officer of the Company (the "Authorized Persons"), or any of them, be, and they hereby are, authorized, empowered, and directed to execute and deliver the Agreements and any and all other agreements, documents; instruments and certificates required or desirable in connection therewith, if necessary or advisable, with such changes as they may deem in the best interest of the Company, and their execution and delivery of the Agreements, and all such other agreements, documents, instruments and certificates, shall be deemed to be conclusive evidence that the same are in all respects authorized and approved; and be it further

         RESOLVED, that the actions of any Authorized Person heretofore taken in furtherance of the Agreements be, and hereby are, approved, adopted and ratified in all respects.

         (i) The above resolutions: (a) are not contrary to the Articles or Certificate of Incorporation or bylaws of the Company and (b) have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

         (iii) The following persons are duly qualified and acting officers of the Company, duly elected to the offices set forth opposite their respective names, and the signature appearing opposite the name of each such officer is his authentic signature:

    Name                     Office                   Signature
    ----                     ------                   ---------
    W. Bradford Smith        Vice President &    /s/ W. Bradford Smith
                            Chief Financial Officer
    _________________        _________________   _________________
    _________________        _________________   _________________

    IN WITNESS WHEREOF, I have executed this Certificate, this 24th day of April, 1997


                                            /s/ Christopher D. Mitchell
                                            Ass't. Secretary


[CORPORATE SEAL]


Form3